EXHIBIT 99.1
                         FORM 3 JOINT FILER INFORMATION


NAME:  BROOKTIDE LLC

RELATIONSHIP OF REPORTING PERSON TO ISSUER:  DIRECTOR, PRESIDENT AND 10% OWNER.

ADDRESS:  c/o 23950 CRAFTSMAN ROAD, CALABASAS CA 91302

DESIGNATED FILER:  YALE FARAR

ISSUER:  ROKWADER, INC.

DATE OF EVENT REQUIRING STATEMENT: MARCH 29, 2006






SIGNATURE:                 /s/  Yale Farar
                           --------------------------------
                           Yale Farar for Brooktide LLC